Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Form 10-Q of Eagle Bancorp, Inc. for the quarter ended September 30, 2013, I, James H. Langmead, Executive Vice President and Chief Financial Officer of Eagle Bancorp, Inc, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Eagle Bancorp, Inc.

/s/ James H. Langmead	Date: November 7, 2013

James H. Langmead

Executive Vice President and Chief Financial Officer of the Company